                                                                      Exhibit 24


                               POWER OF ATTORNEY


                 The undersigned, Chairman of the Board, President and Chief Executive Officer of AMR Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Donald J. Carty, Anne H. McNamara, Michael J. Durham and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                 (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission ("SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), up to U.S. $1,100,000,000 aggregate principal amount of the Corporation's convertible subordinated debentures (the "Debentures"), together with a presently indeterminate number of shares of the Corporation's common stock, par value $1 per share (and associated rights to purchase Series A Junior Participating Preferred Stock of the Corporation), into which such Debentures may be converted, such Debentures to be issued in connection with a proposed exchange offer (the "Exchange Offer") for the Corporation's Series A Cumulative Convertible Preferred Stock (the "Preferred Stock"), including Preferred Stock represented by depositary shares, such Debentures to be issued from time to time with, and such Exchange Offer to be conducted on, terms to be established in each case by or pursuant to resolutions of the Board of Directors of the Corporation or any duly authorized committee thereof; and

                 (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Debentures and the conduct of the Exchange Offer which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (c) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

                 IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 18th day of August, 1994.


                                                   /s/ Robert L. Crandall
                                                        Robert L. Crandall


Witness:


/s/ Charles D. MarLett
     Charles D. MarLett

                               POWER OF ATTORNEY


                 The undersigned, Executive Vice President and Chief Financial Officer of AMR Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Anne H. McNamara, Michael J. Durham and Charles
D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                 (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission ("SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), up to U.S. $1,100,000,000 aggregate principal amount of the Corporation's convertible subordinated debentures (the "Debentures"), together with a presently indeterminate number of shares of the Corporation's common stock, par value $1 per share (and associated rights to purchase Series A Junior Participating Preferred Stock of the Corporation), into which such Debentures may be converted, such Debentures to be issued in connection with a proposed exchange offer (the "Exchange Offer") for the Corporation's Series A Cumulative Convertible Preferred Stock (the "Preferred Stock"), including Preferred Stock represented by depositary shares, such Debentures to be issued from time to time with, and such Exchange Offer to be conducted on, terms to be established in each case by or pursuant to resolutions of the Board of Directors of the Corporation or any duly authorized committee thereof; and

                 (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Debentures and the conduct of the Exchange Offer which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United

States of America and (c) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

                 IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 18th day of August, 1994.


                                                   /s/ Donald J. Carty
                                                         Donald J. Carty


Witness:


/s/ Charles D. MarLett
     Charles D. MarLett

                               POWER OF ATTORNEY


                 The undersigned, a director of AMR Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Donald J. Carty, Anne H. McNamara, Michael J. Durham and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                 (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission ("SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), up to U.S. $1,100,000,000 aggregate principal amount of the Corporation's convertible subordinated debentures (the "Debentures"), together with a presently indeterminate number of shares of the Corporation's common stock, par value $1 per share (and associated rights to purchase Series A Junior Participating Preferred Stock of the Corporation), into which such Debentures may be converted, such Debentures to be issued in connection with a proposed exchange offer (the "Exchange Offer") for the Corporation's Series A Cumulative Convertible Preferred Stock (the "Preferred Stock"), including Preferred Stock represented by depositary shares, such Debentures to be issued from time to time with, and such Exchange Offer to be conducted on, terms to be established in each case by or pursuant to resolutions of the Board of Directors of the Corporation or any duly authorized committee thereof; and

                 (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Debentures and the conduct of the Exchange Offer which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United

States of America and (c) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

                 IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 17th day of August, 1994.


                                                   /s/ Howard P. Allen
                                                        Howard P. Allen


Witness:


/s/ Charles D. MarLett
     Charles D. MarLett

                               POWER OF ATTORNEY


                 The undersigned, a director of AMR Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Donald J. Carty, Anne H. McNamara, Michael J. Durham and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                 (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission ("SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), up to U.S. $1,100,000,000 aggregate principal amount of the Corporation's convertible subordinated debentures (the "Debentures"), together with a presently indeterminate number of shares of the Corporation's common stock, par value $1 per share (and associated rights to purchase Series A Junior Participating Preferred Stock of the Corporation), into which such Debentures may be converted, such Debentures to be issued in connection with a proposed exchange offer (the "Exchange Offer") for the Corporation's Series A Cumulative Convertible Preferred Stock (the "Preferred Stock"), including Preferred Stock represented by depositary shares, such Debentures to be issued from time to time with, and such Exchange Offer to be conducted on, terms to be established in each case by or pursuant to resolutions of the Board of Directors of the Corporation or any duly authorized committee thereof; and

                 (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Debentures and the conduct of the Exchange Offer which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United

States of America and (c) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

                 IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 18th day of August, 1994.


                                                   /s/ Edward A. Brennan
                                                        Edward A. Brennan


Witness:


/s/ Charles D. MarLett
     Charles D. MarLett

                               POWER OF ATTORNEY


                 The undersigned, a director of AMR Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Donald J. Carty, Anne H. McNamara, Michael J. Durham and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                 (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission ("SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), up to U.S. $1,100,000,000 aggregate principal amount of the Corporation's convertible subordinated debentures (the "Debentures"), together with a presently indeterminate number of shares of the Corporation's common stock, par value $1 per share (and associated rights to purchase Series A Junior Participating Preferred Stock of the Corporation), into which such Debentures may be converted, such Debentures to be issued in connection with a proposed exchange offer (the "Exchange Offer") for the Corporation's Series A Cumulative Convertible Preferred Stock (the "Preferred Stock"), including Preferred Stock represented by depositary shares, such Debentures to be issued from time to time with, and such Exchange Offer to be conducted on, terms to be established in each case by or pursuant to resolutions of the Board of Directors of the Corporation or any duly authorized committee thereof; and

                 (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Debentures and the conduct of the Exchange Offer which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United

States of America and (c) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

                 IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 17th day of August, 1994.


                                             /s/ Christopher F. Edley
                                                 Christopher F. Edley


Witness:


/s/ Charles D. MarLett
     Charles D. MarLett

                               POWER OF ATTORNEY


                 The undersigned, a director of AMR Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Donald J. Carty, Anne H. McNamara, Michael J. Durham and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                 (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission ("SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), up to U.S. $1,100,000,000 aggregate principal amount of the Corporation's convertible subordinated debentures (the "Debentures"), together with a presently indeterminate number of shares of the Corporation's common stock, par value $1 per share (and associated rights to purchase Series A Junior Participating Preferred Stock of the Corporation), into which such Debentures may be converted, such Debentures to be issued in connection with a proposed exchange offer (the "Exchange Offer") for the Corporation's Series A Cumulative Convertible Preferred Stock (the "Preferred Stock"), including Preferred Stock represented by depositary shares, such Debentures to be issued from time to time with, and such Exchange Offer to be conducted on, terms to be established in each case by or pursuant to resolutions of the Board of Directors of the Corporation or any duly authorized committee thereof; and

                 (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Debentures and the conduct of the Exchange Offer which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United

States of America and (c) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

                 IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 18th day of August, 1994.


                                                   /s/ Charles T. Fisher, III
                                                      Charles T. Fisher, III


Witness:


 /s/ Charles D. MarLett
     Charles D. MarLett

                               POWER OF ATTORNEY


                 The undersigned, a director of AMR Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Donald J. Carty, Anne H. McNamara, Michael J. Durham and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                 (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission ("SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), up to U.S. $1,100,000,000 aggregate principal amount of the Corporation's convertible subordinated debentures (the "Debentures"), together with a presently indeterminate number of shares of the Corporation's common stock, par value $1 per share (and associated rights to purchase Series A Junior Participating Preferred Stock of the Corporation), into which such Debentures may be converted, such Debentures to be issued in connection with a proposed exchange offer (the "Exchange Offer") for the Corporation's Series A Cumulative Convertible Preferred Stock (the "Preferred Stock"), including Preferred Stock represented by depositary shares, such Debentures to be issued from time to time with, and such Exchange Offer to be conducted on, terms to be established in each case by or pursuant to resolutions of the Board of Directors of the Corporation or any duly authorized committee thereof; and

                 (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Debentures and the conduct of the Exchange Offer which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United

States of America and (c) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

                 IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 17th day of August, 1994.


                                                   /s/ Dee J. Kelly
                                                          Dee J. Kelly


Witness:


/s/ Charles D. MarLett
     Charles D. MarLett

                               POWER OF ATTORNEY


                 The undersigned, a director of AMR Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Donald J. Carty, Anne H. McNamara, Michael J. Durham and Charles D. MarLett, and each of them, as her true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in her name and on her behalf:

                 (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission ("SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), up to U.S. $1,100,000,000 aggregate principal amount of the Corporation's convertible subordinated debentures (the "Debentures"), together with a presently indeterminate number of shares of the Corporation's common stock, par value $1 per share (and associated rights to purchase Series A Junior Participating Preferred Stock of the Corporation), into which such Debentures may be converted, such Debentures to be issued in connection with a proposed exchange offer (the "Exchange Offer") for the Corporation's Series A Cumulative Convertible Preferred Stock (the "Preferred Stock"), including Preferred Stock represented by depositary shares, such Debentures to be issued from time to time with, and such Exchange Offer to be conducted on, terms to be established in each case by or pursuant to resolutions of the Board of Directors of the Corporation or any duly authorized committee thereof; and

                 (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Debentures and the conduct of the Exchange Offer which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United

States of America and (c) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as her own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

                 IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 17th day of August, 1994.


                                                   /s/ Ann D. McLaughlin
                                                        Ann D. McLaughlin


Witness:


/s/ Charles D. MarLett
     Charles D. MarLett

                               POWER OF ATTORNEY


                 The undersigned, a director of AMR Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Donald J. Carty, Anne H. McNamara, Michael J. Durham and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                 (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission ("SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), up to U.S. $1,100,000,000 aggregate principal amount of the Corporation's convertible subordinated debentures (the "Debentures"), together with a presently indeterminate number of shares of the Corporation's common stock, par value $1 per share (and associated rights to purchase Series A Junior Participating Preferred Stock of the Corporation), into which such Debentures may be converted, such Debentures to be issued in connection with a proposed exchange offer (the "Exchange Offer") for the Corporation's Series A Cumulative Convertible Preferred Stock (the "Preferred Stock"), including Preferred Stock represented by depositary shares, such Debentures to be issued from time to time with, and such Exchange Offer to be conducted on, terms to be established in each case by or pursuant to resolutions of the Board of Directors of the Corporation or any duly authorized committee thereof; and

                 (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Debentures and the conduct of the Exchange Offer which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United

States of America and (c) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

                 IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 17th day of August, 1994.


                                                   /s/ Joe M. Rodgers
                                                         Joe M. Rodgers


Witness:


 /s/ Charles D. MarLett
     Charles D. MarLett

                               POWER OF ATTORNEY


                 The undersigned, a director of AMR Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Donald J. Carty, Anne H. McNamara, Michael J. Durham and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                 (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission ("SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), up to U.S. $1,100,000,000 aggregate principal amount of the Corporation's convertible subordinated debentures (the "Debentures"), together with a presently indeterminate number of shares of the Corporation's common stock, par value $1 per share (and associated rights to purchase Series A Junior Participating Preferred Stock of the Corporation), into which such Debentures may be converted, such Debentures to be issued in connection with a proposed exchange offer (the "Exchange Offer") for the Corporation's Series A Cumulative Convertible Preferred Stock (the "Preferred Stock"), including Preferred Stock represented by depositary shares, such Debentures to be issued from time to time with, and such Exchange Offer to be conducted on, terms to be established in each case by or pursuant to resolutions of the Board of Directors of the Corporation or any duly authorized committee thereof; and

                 (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Debentures and the conduct of the Exchange Offer which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United

States of America and (c) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

                 IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 18th day of August, 1994.


                                                   /s/ Maurice Segall
                                                         Maurice Segall


Witness:


 /s/ Charles D. MarLett
     Charles D. MarLett

                               POWER OF ATTORNEY


                 The undersigned, a director of AMR Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Donald J. Carty, Anne H. McNamara, Michael J. Durham and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                 (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission ("SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), up to U.S. $1,100,000,000 aggregate principal amount of the Corporation's convertible subordinated debentures (the "Debentures"), together with a presently indeterminate number of shares of the Corporation's common stock, par value $1 per share (and associated rights to purchase Series A Junior Participating Preferred Stock of the Corporation), into which such Debentures may be converted, such Debentures to be issued in connection with a proposed exchange offer (the "Exchange Offer") for the Corporation's Series A Cumulative Convertible Preferred Stock (the "Preferred Stock"), including Preferred Stock represented by depositary shares, such Debentures to be issued from time to time with, and such Exchange Offer to be conducted on, terms to be established in each case by or pursuant to resolutions of the Board of Directors of the Corporation or any duly authorized committee thereof; and

                 (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Debentures and the conduct of the Exchange Offer which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United

  States of America and (c) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

                 IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 19th day of August, 1994.


                                                   /s/ Eugene F. Williams, Jr.
                                                      Eugene F. Williams, Jr.


Witness:


/s/ Charles D. MarLett
     Charles D. MarLett





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